Exhibit 10.2

BACKSTOP SUBSCRIPTION AGREEMENT

Gesher I Acquisition Corp.

Hagag Towers

North Tower, Floor 24

Haarba 28

Tel Aviv, Israel

Attn: Ezra Gardner

This Backstop Subscription Agreement (this “Agreement”) is being entered into as of April 14, 2022 by and between Gesher I Acquisition Corp., a Cayman Islands exempted company limited by shares (“SPAC”), and the undersigned subscriber (“Subscriber”). In connection with a potential business combination (a “Transaction”) with one or more businesses or entities to be identified from time to time by SPAC to Subscriber in writing (any such target company so identified, a “Target Company”) pursuant to a definitive agreement (the “Transaction Agreement”), SPAC is seeking commitments to purchase that number of ordinary shares of SPAC, par value $0.0001 per share, set forth on the signature page hereto (the “Backstop Shares”) for a purchase price of $10.00 per share (the “Per Share Purchase Price” and the aggregate purchase price for the Backstop Shares set forth on the signature page hereto, the “Purchase Price”) to backstop ordinary shares of SPAC validly redeemed by SPAC’s shareholders in connection with a Transaction (the “SPAC Redemptions”).

In connection with the Subscriber’s subscription for the Backstop Shares, SPAC desires to issue to Subscriber 100,000 warrants of SPAC (the “Backstop Warrants” and, collectively with the Backstop Shares, the “Securities”), each of which is exercisable to purchase one ordinary share of SPAC at an exercise price of $11.50 per share, subject to adjustment and subject to the terms of the Warrant Agreement filed by SPAC with the U.S. Securities and Exchange Commission (the “SEC”).

In consideration of the representations, warranties, covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, SPAC and Subscriber agree as follows:

1. Subscription. Subject to the satisfaction of the conditions set forth in Section 3, (a) Subscriber hereby irrevocably subscribes for and agrees to purchase from SPAC, and SPAC agrees to sell to Subscriber, the Backstop Shares at the Per Share Purchase Price, and (b) SPAC agrees to issue to Subscriber the Backstop Warrants, in each case in accordance with the terms and conditions set forth in this Agreement.

2. Closing; Delivery of Shares.

(a) The closing of the sale of Backstop Shares and issuance of the Backstop Warrants contemplated hereby (the “Closing,” and the date that the Closing actually occurs, the “Closing Date”) is contingent upon satisfaction or waiver of the conditions to closing set forth in Section 3 and the substantially concurrent consummation of the Transaction (the “Transaction Closing”). The Closing shall occur on the date of, and immediately prior to or simultaneously with, the Transaction Closing. In the event the Closing with respect to the Backstop Shares is not consummated due solely to the failure of the condition set forth in Section 3(a)(i) to be satisfied but all other conditions to Closing have been satisfied, SPAC shall issue to Subscriber the Backstop Warrants in accordance with the terms of this Agreement.

(b) SPAC shall provide written notice to Subscriber (the “Closing Notice”) not less than two (2) business days prior to the Closing, which Closing Notice shall specify (i) the anticipated date of the Transaction Closing, (ii) the Available Closing SPAC Cash (as defined below) and (iii) the wire instructions for the payment by Subscriber of the Purchase Price for the Backstop Shares. The payment of the Purchase Price by the Subscriber shall be in cash via wire transfer of U.S. dollars in immediately available funds to the account specified by SPAC in the Closing Notice.

(c) As soon as practicable following the Closing, SPAC shall deliver (or cause the delivery of) to Subscriber evidence of issuance of the Securities in book-entry form, which Securities will contain a notation, and each certificate (if any) and/or the register of members kept in accordance with the Companies Act (as revised) of the Cayman Islands (in respect of the Backstop Shares) evidencing the Securities shall be stamped or otherwise imprinted with a legend, in substantially the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY NOT BE TRANSFERRED IN VIOLATION OF SUCH ACT AND LAWS. THE SALE, PLEDGE, HYPOTHECATION, OR TRANSFER OF THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN SUBSCRIPTION AGREEMENT BY AND AMONG THE HOLDER AND THE COMPANY. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE CHIEF FINANCIAL OFFICER OF THE COMPANY”.

(d) As used in this Agreement, “Available Closing SPAC Cash” shall be an amount equal to (i) the amount of cash in the Trust Account (as defined below) immediately prior to the Closing (after reduction for the aggregate amount of payments required to be made in connection with the SPAC Redemptions) plus (ii) the aggregate amount of funds that have been funded, or that will be funded immediately prior to or concurrently with the Closing, to SPAC or the Successor (as defined below) in connection with any forward purchase agreements, backstop agreements (other than, for the avoidance of doubt, this Agreement) and PIPE investments entered into by SPAC or the Successor in connection with a Transaction.

3. Closing Conditions.

(a) The obligation of Subscriber to purchase the Securities shall be subject to the fulfillment, at or prior to the Closing of each of the following conditions, any of which, to the extent permitted by applicable laws, may be waived by Subscriber:

(i) Available Closing SPAC Cash shall be less than $150,000,000;

(ii) the applicable Transaction Closing shall be consummated substantially concurrently with or immediately following the purchase of the Securities;

(iii) the representations and warranties of SPAC set forth in Section 4 shall have been true and correct in all material respects as of the date hereof and shall be true and correct in all material respects as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date (other than any such representation or warranty that is made by its terms as of a specified date, which shall be true and correct in all material respects as of such specified date);

(iv) SPAC shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by SPAC at or prior to the Closing; and

(v) no order, writ, judgment, injunction, decree, determination, or award shall have been entered by or with any governmental, regulatory, or administrative authority or any court, tribunal, or judicial, or arbitral body, and no other legal restraint or prohibition shall be in effect, preventing the purchase by Subscriber of the Securities.

(b) The obligation of SPAC to issue and sell the Securities shall be subject to the fulfillment, at or prior to the Closing of each of the following conditions, any of which, to the extent permitted by applicable laws, may be waived by SPAC:

(i) the applicable Transaction Closing shall be consummated substantially concurrently with or immediately following the purchase of the Securities;

(ii) the representations and warranties of Subscriber set forth in Section 5 shall have been true and correct in all material respects as of the date hereof and shall be true and correct in all material respects as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date (other than any such representation or warranty that is made by its terms as of a specified date, which shall be true and correct in all material respects as of such specified date);

(iii) Subscriber shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by Subscriber at or prior to the Closing; and

(iv) no order, writ, judgment, injunction, decree, determination, or award shall have been entered by or with any governmental, regulatory, or administrative authority or any court, tribunal, or judicial, or arbitral body, and no other legal restraint or prohibition shall be in effect, preventing the purchase by Subscriber of the Securities.

4. SPAC Representations and Warranties. SPAC represents and warrants to Subscriber that:

(a) SPAC is a company duly organized, validly existing, and in good standing under the laws of the Cayman Islands and has the corporate power and authority to own, lease, and operate its properties and conduct its business as presently conducted and to enter into, deliver and perform its obligations under this Agreement.

(b) The Securities have been duly authorized and, when issued and delivered to Subscriber against full payment therefor in accordance with the terms of this Agreement, the Securities will be validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to any preemptive or similar rights created under SPAC’s organizational documents or under the laws of the Cayman Islands.

(c) This Agreement has been duly authorized, executed, and delivered by SPAC and is enforceable against SPAC in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.

(d) Assuming the accuracy of the representations and warranties of Subscriber in Section 5, SPAC is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization, or other person in connection with the issuance of the Securities, other than (i) filings with the SEC, (ii) filings required by applicable state securities laws, (iii) the filings required in accordance with the terms of this Agreement, (iv) those required by The Nasdaq Stock Market LLC (“NASDAQ”) and (v) those filings as to which the failure to obtain would not be reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business, properties, financial condition, shareholders’ equity, or results of operations of SPAC.

(e) SPAC is in compliance with all applicable laws, except where such non-compliance would not reasonably be expected to have a material adverse effect on the business, properties, financial condition, shareholders’ equity or results of operations of SPAC. SPAC has not received any written communication from a governmental authority that alleges that SPAC is not in compliance with or is in default or violation of any applicable law, except where such non-compliance, default or violation would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business, properties, financial condition, shareholders’ equity, or results of operations of SPAC.

(f) SPAC is not, and immediately after receipt of payment for the Securities, will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(g) Assuming the accuracy of Subscriber’s representations and warranties set forth in Section 5, in connection with the offer, sale, and delivery of the Securities in the manner contemplated by this Agreement, it is not necessary to register the Securities under the Securities Act of 1933, as amended (the “Securities Act”). The Securities (i) were not offered to Subscriber by any form of general solicitation or general advertising and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act or any state securities laws.

5. Subscriber Representations and Warranties. Subscriber represents and warrants to SPAC that:

(a) Subscriber is either a U.S. investor or non-U.S. investor as set forth under its name on the signature page hereto, and accordingly represents the applicable additional matters under clause (i) or (ii) below:

(i) Applicable to U.S. investors. At the time Subscriber was offered the Securities, it was, and as of the date hereof, Subscriber is (i) a “qualified institutional buyer” (within the meaning of Rule 144A under the Securities Act) or an “accredited investor” (within the meaning of Rule 501(a) of Regulation D under the Securities Act) as indicated in the questionnaire attached as Exhibit A hereto, and (ii) is acquiring the Securities only for its own account, and not for the account of others, and not on behalf of any other account or person or with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act. Subscriber is not an entity formed for the specific purpose of acquiring the Securities.

(ii) Applicable to non-U.S. investors. Subscriber understands that the sale of the Securities is made pursuant to and in reliance upon Regulation S promulgated under the Securities Act (“Regulation S”). Subscriber is not a U.S. Person (as defined in Regulation S), it is acquiring the Securities in an offshore transaction in reliance on Regulation S, and it has received all the information that it considers necessary and appropriate to decide whether to acquire the Securities hereunder outside of the United States. Subscriber is not relying on any statements or representations made in connection with the transactions contemplated hereby other than representations contained in this Agreement. Subscriber understands and agrees that the Securities sold pursuant to Regulation S may be subject to restrictions thereunder, including compliance with the distribution compliance period provisions therein.

(b) Subscriber understands that the Securities are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the Securities delivered at the Closing will not have been registered under the Securities Act. Subscriber understands that the Securities may not be resold, transferred, pledged (except in ordinary course prime brokerage relationships to the extent permitted by applicable law) or otherwise disposed of by Subscriber absent an effective registration statement under the Securities Act except (i) to SPAC or a subsidiary thereof, (ii) to non-U.S. persons pursuant to offers and sales that occur outside the U.S. within the meaning of Regulation S under the Securities Act or (iii) pursuant to another applicable exemption from the registration requirements of the Securities Act, and in each of cases (i) and (iii) in accordance with any applicable securities laws of the states and other jurisdictions of the United States, and that any book-entry securities or certificates (if any) representing the Securities delivered at the Closing shall contain a legend or restrictive notation to such effect. Subscriber acknowledges that the Securities will not immediately be eligible for resale pursuant to Rule 144 promulgated under the Securities Act and that the Securities may not be sold pursuant to Rule 144 unless certain conditions are met, including, among other things, the existence of a public market for the Securities, the availability of certain current public information about the issuer, the resale following the required holding period under Rule 144 and the number of shares being sold during any three- (3) month period not exceeding specified limitations. Subscriber understands and agrees that the Securities, until registered under an effective registration statement, will be subject to transfer restrictions and, as a result of these transfer restrictions, Subscriber may not be able to readily resell the Securities and may be required to bear the financial risk of an investment for an indefinite period of time. Subscriber understands that it has been advised to consult legal counsel prior to making any offer, resale, pledge or transfer of any of the Securities.

(c) Subscriber understands and agrees that Subscriber is purchasing the Securities directly from SPAC. Subscriber further acknowledges that there have been no representations, warranties, covenants or agreements made to Subscriber by SPAC, or any of its respective officers or directors, expressly (other than those representations, warranties, covenants and agreements included in this Agreement) or by implication. Except for the representations, warranties, covenants and agreements of SPAC expressly set forth in this Agreement, Subscriber is relying exclusively on its own sources of information, investment analysis and due diligence (including professional advice it deems appropriate) with respect to the applicable Transaction, the Securities and the business, condition (financial and otherwise), management, operations, properties and prospects of SPAC, including all business, legal, regulatory, accounting, credit and tax matters.

(d) Subscriber’s acquisition and holding of the Securities will not constitute or result in a non-exempt prohibited transaction under Section 406 of the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), or any applicable similar law.

(e) Subscriber acknowledges and agrees that Subscriber has received such information as Subscriber deems necessary in order to make an investment decision with respect to the Securities, including, with respect to SPAC and the applicable Transaction and the business of SPAC and its subsidiaries. Without limiting the generality of the foregoing, Subscriber acknowledges that he, she or it has reviewed the respective filings of SPAC with the SEC. Subscriber acknowledges and agrees that Subscriber and Subscriber’s professional advisor(s), if any, have had the full access to and opportunity to ask such questions, receive such answers and obtain such financial and other information and an opportunity to review such information as Subscriber and such Subscriber’s professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Securities.

(f) Subscriber acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Securities, including those set forth in SPAC’s respective filings with the SEC. Subscriber is a sophisticated investor, experienced in investing in private placement transactions and with the requisite knowledge and experience in financial and business matters as to be capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities, and has exercised informed, independent judgment in evaluating its participation in the purchase of the Securities.

(g) Subscriber became aware of this offering of the Securities solely by means of direct contact between Subscriber and SPAC, or a representative thereof, and the Securities were offered to Subscriber solely by direct contact between Subscriber and SPAC, or a representative thereof, and not as a result of any general solicitation.

(h) Subscriber understands and agrees that no federal or state agency has passed upon or endorsed the merits of this offering of the Securities or made any findings or determination as to the fairness of this investment or the accuracy or adequacy of SPAC’s respective filings with the SEC.

(i) If an entity, Subscriber has been duly formed or incorporated and is validly existing in good standing under the laws of its jurisdiction of incorporation or formation.

(j) The execution, delivery and performance by Subscriber of this Agreement are within the powers of Subscriber, have been duly authorized and will not constitute or result in a breach or default under or conflict with any federal or state law, statute, rule or regulation applicable to Subscriber, any order, ruling or regulation of any court or other tribunal or of any governmental commission or agency, or any agreement or other undertaking, to which Subscriber is a party or by which Subscriber is bound, and, if Subscriber is not an individual, will not violate any provisions of Subscriber’s organizational documents. The signature on this Agreement is genuine, and the signatory, if Subscriber is an individual, has legal competence and capacity to execute the same or, if Subscriber is not an individual, the signatory has been duly authorized to execute the same, and this Agreement constitutes a legal, valid and binding obligation of Subscriber, enforceable against Subscriber in accordance with its terms.

Subscriber is not: (i) a person included on any Sanctions-related list of blocked or designated parties (including the List of Specially Designated Nationals and Blocked Persons administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) or in any Executive Order issued by the President of the U.S. and administered by OFAC (“OFAC List”), owned or controlled by, or acting on behalf of, a person, that is named on an OFAC List, or a person prohibited by any OFAC sanctions program, Specially Designated Narcotics Traffickers List, Specially Designated Terrorists List, Specially Designated Global Terrorists List, or the Annex to Executive Order No. 13224, or any list of persons subject to sanctions issued by the United Nations Security Council, HM Treasury of the United Kingdom, and the European Union); (ii) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515; (iii) owned fifty percent or more, directly or indirectly, by a person included on any Sanctions-related list of blocked or designated parties, as described in clauses (a) or (b) above; (iv) a person acting in his or her official capacity as a director, officer, employee, or agent of a person included on any Sanctions-related list of blocked or designated parties, as described in clauses (a) or (b) above; (v) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank; or (vi) organized, incorporated, established, located, resident or born in, or a citizen, national, or the government, including any political subdivision, agency, or instrumentality thereof, of, Cuba, Iran, North Korea, Syria, the Crimea region of Ukraine, the so-called Luhansk People’s Republic and Donetsk People’s Republic, or any other country or territory embargoed or subject to substantial trade restrictions by the United States. Subscriber agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law, provided that Subscriber is permitted to do so under applicable law. If Subscriber is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.), as amended by the USA PATRIOT Act of 2001, and its implementing regulations (collectively, the “BSA/PATRIOT Act”), Subscriber maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. To the extent required, it maintains policies and procedures reasonably designed for the screening of its investors against the OFAC sanctions programs, including the OFAC List. To the extent required, it maintains policies and procedures reasonably designed to ensure that the funds held by Subscriber and used to purchase the Securities were legally derived. For purposes of this Section, a “person” means any individual, firm, corporation, company, partnership, limited liability company, incorporated or unincorporated association, trust, estate, joint venture, joint stock company, governmental authority or instrumentality or other entity of any kind. “Sanctions” means those trade, economic and financial sanctions laws, regulations, embargoes, and restrictive measures (in each case having the force of law) administered, enacted or enforced from time to time by (1) the United States (including the U.S. Department of Treasury’s Office of Foreign Assets Control, the U.S Department of State and the U.S. Department of Commerce), (2) the European Union and enforced by its member states, (3) the United Nations Security Council, (4) Her Majesty’s Treasury of the United Kingdom and (5) any other similar economic sanctions administered by the government of any nation, province, state, city or locality or other political subdivision thereof.

(k) Neither Subscriber, nor, to the extent it has them, any of its equity holders, managers, general or limited partners, directors, affiliates or executive officers (collectively with Subscriber, the “Covered Persons”), are subject to any of the “Bad Actor” disqualifications described in Rule 506(d) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3), in each case as indicated in the questionnaire attached as Exhibit A hereto. Subscriber has exercised reasonable care to determine whether any Covered Person is subject to a Disqualification Event. The acquisition of the Securities by Subscriber will not subject SPAC to any Disqualification Event.

(l) Subscriber acknowledges its obligations under applicable securities laws with respect to the treatment of non-public information relating to SPAC.

(m) Subscriber has sufficient immediately available funds to pay the Purchase Price for the Backstop Shares.

(n) Subscriber acknowledges that (i) SPAC may have, and later may come into possession of, information regarding SPAC that is not known to Subscriber and that may be material to a decision to enter into this transaction to purchase the Securities (“Excluded Information”), (ii) Subscriber has determined to enter into the this transaction to purchase the Securities notwithstanding its lack of knowledge of the Excluded Information, and (iii) SPAC shall have no liability to Subscriber, and Subscriber hereby to the extent permitted by law waive and releases any claims it may have against SPAC, with respect to the nondisclosure of the Excluded Information.

(o) If Subscriber is an employee benefit plan that is subject to Title I of ERISA, a plan, an individual retirement account or other arrangement that is subject to Section 4975 of the Code, or an employee benefit plan that is a governmental plan (as defined in Section 3(32) of ERISA), a church plan (as defined in Section 3(33) of ERISA), a non-U.S. plan (as described in Section 4(b)(4) of ERISA) or other plan that is not subject to the foregoing but may be subject to provisions under any other federal, state, local, non-U.S. or other laws or regulations that are similar to such provisions of ERISA or the Code, or an entity whose underlying assets are considered to include “plan assets” of any such plan, account or arrangement (each, a “Plan”) subject to the fiduciary or prohibited transaction provisions of ERISA or Section 4975 of the Code, Subscriber represents and warrants that (i) neither SPAC, nor any of its respective affiliates has acted as the Plan’s fiduciary, or has been relied on for advice, with respect to its decision to acquire and hold the Securities, and none of SPAC or any of its respective affiliates shall at any time be relied upon as the Plan’s fiduciary with respect to any decision to acquire, continue to hold or transfer the Securities and (ii) the acquisition and holding of the Securities.

(p) Subscriber hereby acknowledges and agrees that it will not, and will cause each person acting at Subscriber’s direction or pursuant to any understanding with Subscriber to not, directly or indirectly (i) offer, sell, pledge, contract to sell or sell any option to purchase, or engage in hedging activities or execute any “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act, in each case that result in Subscriber having a net short cash position in respect of the Securities until the Closing (or such earlier termination of this Agreement in accordance with its terms), (ii) redeem any ordinary shares of SPAC owned by such parties in connection with the redemption rights afforded to shareholders of SPAC in connection with the completion of a Transaction. Notwithstanding the foregoing, (y) nothing herein shall prohibit other entities under common management with Subscriber that have no knowledge of this Agreement or of Subscriber’s participation in this offering or the Transaction (including Subscriber’s controlled affiliates and/or affiliates) from entering into any “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act, and (z) in the case of a Subscriber that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Subscriber’s assets and the portfolio managers have no knowledge of the investment decisions made by the portfolio managers managing other portions of such Subscriber’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement.

6. Registration Rights.

(a) In the event that the Securities are not registered in connection with the consummation of the applicable Transaction, SPAC agrees that, within thirty (30) calendar days after the Closing Date, it will file or cause to be filed, with the SEC (at the its sole cost and expense) a registration statement registering the resale of the Securities (the “Registration Statement”), and it shall use its commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable after the filing thereof. In connection with the foregoing, Subscriber shall be required to execute a customary 180-day lock-up agreement restricting the Subscriber’s ability to transfer the Securities during such lock up period. SPAC agrees to, except for such times as SPAC is permitted hereunder to suspend the use of the prospectus forming part of a Registration Statement, use its commercially reasonable efforts to cause such Registration Statement, or another shelf registration statement that includes the Securities to be sold pursuant to this Agreement, to remain effective until the earliest of (i) the second anniversary of the Closing, (ii) the date on which Subscriber ceases to hold any of the Securities issued pursuant to this Agreement or (iii) the first date on which Subscriber is able to sell all of its the Securities issued pursuant to this Agreement (or shares received in exchange therefor) under Rule 144 promulgated under the Securities Act (“Rule 144”) without the public information, volume or manner of sale limitations of such rule (such date, the “End Date”).

(b) Prior to the End Date, SPAC will use commercially reasonable efforts to qualify the Securities for listing on NASDAQ. Subscriber agrees to disclose its ownership to SPAC upon request to assist it in making the determination with respect to Rule 144 described in clause (iii) of Section 6(a). SPAC may amend the Registration Statement so as to convert the Registration Statement to a Registration Statement on Form F-3 at such time after SPAC becomes eligible to use such Form F-3. Subscriber acknowledges and agrees that SPAC may suspend the use of any such registration statement if it determines that in order for such registration statement not to contain a material misstatement or omission, an amendment thereto would be needed to include information that would at that time not otherwise be required in a current, quarterly, or annual report under the Exchange Act. SPAC’s obligations to include the Securities issued pursuant to this Agreement for resale in the Registration Statement are contingent upon Subscriber furnishing in writing to SPAC such information regarding Subscriber, the securities of

SPAC held by Subscriber and the intended method of disposition of the Securities, which shall be limited to non-underwritten public offerings, as shall be reasonably requested by SPAC to effect the registration of such Securities, and shall execute such documents in connection with such registration as SPAC may reasonably request that are customary of a selling stockholder in similar situations.

(c) Notwithstanding anything to the contrary in this Agreement, SPAC shall be entitled to delay or postpone the effectiveness of the Registration Statement, and from time to time to require Subscriber not to sell under the Registration Statement or to suspend the effectiveness thereof, if (i) the use of the Registration Statement would require the inclusion of financial statements that are unavailable for reasons beyond SPAC’s control, (ii) SPAC determines that in order for the Registration Statement to not contain a material misstatement or omission, an amendment thereto would be needed to include information that would at that time not otherwise be required in a current, quarterly, or annual report under the Exchange Act or if (iii) such filing or use could materially affect a bona fide business or financing transaction of SPAC or its subsidiaries or would require additional disclosure by SPAC in the Registration Statement of material information that SPAC has a bona fide business purpose for keeping confidential (each such circumstance, a “Suspension Event”); provided, however, that SPAC may not delay or suspend the Registration Statement on more than two (2) occasions or for more than sixty (60) consecutive calendar days, or more than ninety (90) total calendar days, in each case during any twelve- (12) month period. Upon receipt of any written notice from SPAC of the happening of any Suspension Event during the period that the Registration Statement is effective or if as a result of a Suspension Event the Registration Statement or related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the prospectus) not misleading, Subscriber agrees that it will immediately discontinue offers and sales of the Securities under the Registration Statement until Subscriber receives copies of a supplemental or amended prospectus that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective or unless otherwise notified by SPAC that it may resume such offers and sales; provided, for the avoidance of doubt, that SPAC shall not include any material non-public information in any such written notice. If so directed by SPAC, Subscriber will deliver to SPAC or destroy all copies of the prospectus covering the Securities in Subscriber’s possession.

(d) Indemnification.

(i) SPAC agrees to indemnify and hold harmless, to the extent permitted by law, Subscriber, its directors, and officers, employees, and agents, and each person who controls Subscriber (within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) from and against any and all out-of-pocket losses, claims, damages, liabilities and expenses (including, without limitation, any reasonable and documented attorneys’ fees and expenses incurred in connection with defending or investigating any such action or claim) caused by any untrue or alleged untrue statement of a material fact contained in any Registration Statement, prospectus included in any Registration Statement or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to SPAC by or on behalf of Subscriber expressly for use therein.

(ii) Subscriber agrees to indemnify and hold harmless SPAC, its directors and officers and agents and each person who controls SPAC (within the meaning of the Securities Act) and each successor and parent company of SPAC against any losses, claims, damages, liabilities and expenses (including, without limitation, reasonable and documented attorneys’ fees) resulting from any untrue statement of material fact contained in the Registration Statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by or on behalf of Subscriber expressly for use therein. In no event shall the liability of Subscriber be greater in amount than the dollar amount of the net proceeds received by Subscriber upon the sale of the Securities purchased pursuant to this Agreement giving rise to such indemnification obligation.

7. Termination. This Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earlier to occur of: (a) the mutual written agreement of each of the parties hereto to terminate this Subscription Agreement; (b) such date and time as a Transaction Agreement entered into with respect to a Transaction with a Target Company is terminated in accordance with its terms; or (c) written notice by either party to the other party to terminate this Agreement if the transactions contemplated by this Agreement are not consummated on or prior to April 14, 2023; provided that (y) nothing herein will relieve any party from liability for any willful breach hereof prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover losses, liabilities or damages arising from such breach and (z) the provisions of Sections 7 through 9 of this Agreement will survive any termination of this Agreement and continue indefinitely.

8. Trust Account Waiver. Notwithstanding anything to the contrary set forth in this Agreement, Subscriber acknowledges that it has read the final prospectus of SPAC, dated as of October 12, 2021, and filed with the SEC on October 13, 2021 (File No. 333-259253), including that certain Investment Management Trust Agreement, dated October 12, 2021, by and between SPAC and Continental Stock Transfer & Trust Company, and understands that SPAC has established the trust account described therein (the “Trust Account”) for the benefit of SPAC’s public shareholders and that disbursements from the Trust Account are available only in the limited circumstances set forth therein. Subscriber further acknowledges and agrees that SPAC’s sole assets consist of the cash proceeds of its initial public offering of units of SPAC (the “IPO”) and the overallotment shares acquired by SPAC’s underwriters and from certain private placements of its securities occurring simultaneously with the IPO, and that substantially all of these proceeds have been deposited in the Trust Account for the benefit of SPAC’s public shareholders. Accordingly, for and in consideration of SPAC entering into this Agreement and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Subscriber hereby waives any past, present or future claim of any kind arising out of this Agreement against, and any right to access, the Trust Account, any trustee of the Trust Account, SPAC, Gesher I Sponsor LLC, a Delaware limited liability company (“Sponsor”), and any of their affiliates, to collect from the Trust Account any monies that may be owed to them by SPAC or any of its affiliates for any reason whatsoever, and will not seek recourse against the Trust Account, any trustee of the Trust Account, SPAC, Sponsor, or any of their affiliates at any time for any reason whatsoever, including for such party’s material breach of any of its covenants or other agreements set forth in this Agreement, which material breach constitutes, or is a consequence of, a purposeful act or failure to act by such party with the knowledge that the taking of such act or failure to take such act would cause a material breach of this Agreement. This Section 8 shall survive the termination of this Agreement for any reason.

9. Miscellaneous.

(a) In the event that the applicable Transaction is structured where an entity affiliated with a Target Company will become the successor public company to SPAC in the Transaction or will become a parent company of SPAC whose securities are issued in consideration of or in exchange for SPAC’s securities (the “Successor”), then SPAC may transfer and assign its rights and obligations under this Agreement to such Successor without the prior written consent of Subscriber, and any references in this Subscription Agreement to the Securities will include any ordinary shares or warrants of the Successor that are issued in consideration of or exchange for the Securities. Neither this Agreement nor any rights or obligations that may accrue to Subscriber hereunder (other than the Securities acquired hereunder, subject to applicable securities laws) may be transferred or assigned by Subscriber without the prior written consent of SPAC, and any purported transfer or assignment without such consent shall be null and void ab initio; provided that Subscriber may assign and transfer its rights under this Agreement without prior consent of SPAC to any successor in interest of Subscriber or to any purchaser of all or substantially all of the equity or assets of Subscriber provided that such person agrees in writing to be bound by the terms and conditions of this Agreement and perform in a timely manner Subscriber’s obligations hereunder.

(b) SPAC may request from Subscriber such additional information as SPAC may reasonably deem necessary to evaluate the eligibility of Subscriber to acquire the Securities, and Subscriber shall provide such information to SPAC promptly upon such request, it being understood by Subscriber that SPAC may without any liability hereunder reject Subscriber’s subscription prior to the Closing Date in the event Subscriber fails to provide such additional information requested by SPAC to evaluate Subscriber’s eligibility or SPAC determines that Subscriber is not eligible.

(c) Subscriber acknowledges that SPAC and others will rely on the acknowledgments, understandings, agreements, representations, and warranties of Subscriber contained in this Agreement, including Exhibit A, as if they were made directly to them. Prior to the Closing, Subscriber agrees to promptly notify SPAC if any of the acknowledgments, understandings, agreements, representations and warranties set forth herein are no longer accurate such that the conditions set forth in Sections 3(b)(ii) and 3(b)(iii) would not be satisfied as of the Closing. Subscriber agrees that the purchase by Subscriber of the Securities from SPAC will constitute a reaffirmation of the acknowledgments, understandings, agreements, representations, and warranties herein (as modified by any such notice) by Subscriber as of the time of such purchase.

(d) All the agreements, representations, and warranties made by each party hereto in this Agreement shall survive the Closing.

(e) This Agreement may not be amended, modified, waived or terminated except by an instrument in writing, signed by the party against whom enforcement of such modification, waiver, or termination is sought. No failure or delay in exercising any right, power or privilege hereunder will operate as a waiver thereof, nor will any single or partial exercise thereof preclude any other or further exercise thereof or other exercise of any right, power or privilege hereunder.

(f) This Agreement constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof (other than any confidentiality agreement entered into by SPAC and Subscriber in connection with this offering).

(g) This Agreement shall be binding upon, and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns.

(h) If any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect. Upon such determination that any provision is invalid, illegal or unenforceable, the parties will substitute for any invalid, illegal or unenforceable provision a suitable and equitable provision that carries out so far as may be valid, legal and enforceable, the intent and purpose of such invalid, illegal or unenforceable provision.

(i) This Agreement may be executed in one or more counterparts (including by facsimile or electronic mail or in .pdf) and by different parties in separate counterparts, with the same effect as if all parties hereto had signed the same document. All counterparts so executed and delivered shall be construed together and shall constitute one and the same agreement.

(j) The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which such party is entitled at law, in equity, in contract, in tort or otherwise.

(k) Subscriber hereby consents to the publication and disclosure in any press release issued by SPAC or Form 8-K or Form 6-K filed by SPAC with the SEC in connection with the execution and delivery of this Agreement and the filing of any related documentation with the SEC (and, as and to the extent otherwise required by the federal securities laws or the SEC or any other securities authorities, any other documents or communications provided by SPAC to any governmental authority or to security holders of SPAC) of Subscriber’s identity and beneficial ownership of the Securities and the nature of Subscriber’s commitments, arrangements and understandings under and relating to this Agreement and, if deemed appropriate by SPAC, a copy of this Agreement or the form hereof. Additionally, SPAC is authorized to produce this Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby. Subscriber shall not issue any press release or make any other similar public statement with respect to the transactions contemplated hereby without the prior written consent of SPAC (such consent not to be unreasonably withheld or delayed).

(l) This Agreement and all actions arising out of or in connection with this Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to principles relating to conflict of laws that would result in the applicable of the laws of any other jurisdiction. Each party hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware, unless the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, in which case, in any federal court within the State of Delaware, in any action or proceeding arising out of or relating to this Agreement, and each of the parties hereby irrevocably and unconditionally (i) agrees not to commence any such action or proceeding except in such courts, (ii) agrees that any claim in respect of any such action or proceeding may be heard and determined in such court, (iii) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any such action or proceeding in any such court, and (iv) waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. Each party agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Each party irrevocably consents to the service of the summons and complaint and any other process in any other proceeding relating to the transactions contemplated by this Agreement, on behalf of itself, or its property, by personal delivery of copies of such process to such party at the applicable address set forth in Section 9(m). Nothing in this Section 9(l) shall affect the right of any party to serve legal process in any other manner permitted by law. EACH PARTY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY IRREVOCABLY WAIVES THE RIGHT TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION, DISPUTE, CLAIM, LEGAL ACTION, OR OTHER LEGAL PROCEEDING BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(m) All notices, consents, waivers, and other communications hereunder shall be in writing and shall be deemed to have been duly given (i) when delivered in person, (ii) when delivered by email with no mail undeliverable or other rejection notice, (iii) one (1) business day after being sent, if sent by reputable, internationally recognized overnight courier service, or (iv) three (3) business days after being mailed, if sent by registered or certified mail, prepaid and return receipt requested, in each case to the applicable party at the following addresses (or at such other address for a party as shall be specified by like notice):

If to SPAC, to:

Gesher I Acquisition Corp.

Hagag Towers

North Tower, Floor 24

Haarba 28

Tel Aviv, Israel

Attn: Ezra Gardner

Email: emg@gesherspac.com

with a copy (which shall not constitute notice) to:

Bryan Cave Leighton Paisner LLP

One Atlantic Center, Fourteenth Floor

1201 W. Peachtree St., NW

Atlanta, Georgia 30309

Attn: Amy Wilson

Email: amy.wilson@bclplaw.com

If to Subscriber, to the address underneath Subscriber’s name on the signature page hereto.

(n) The headings set forth in this Agreement are for convenience of reference only and shall not be used in interpreting this Agreement. In this Agreement, unless the context otherwise requires: (i) whenever required by the context, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa; (ii) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding or succeeding such term and shall be deemed in each case to be followed by the words “without limitation”; and (iii) the words “herein”, “hereto” and “hereby” and other words of similar import in this Agreement shall be deemed in each case to refer to this Agreement as a whole and not to any particular portion of this Agreement. As used in this Agreement, the term: (x) “business day” shall mean any day other than a Saturday, Sunday or a legal holiday on which commercial banking institutions in New York, New York are authorized to close for business (excluding as a result of “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems, including for wire transfers, of commercially banking institutions in New York, New York are generally open for use by customers on such day); (y) “person” shall refer to any individual, corporation, partnership, trust, limited liability company or other entity or association, including any governmental or regulatory body, whether acting in an individual, fiduciary or any other capacity; and

(z) “affiliate” shall mean, with respect to any specified person, any other person or group of persons acting together that, directly or indirectly, through one or more intermediaries controls, is controlled by or is under common control with such specified person (where the term “control” (and any correlative terms) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such person, whether through the ownership of voting securities, by contract or otherwise).

(o) At or prior to Closing, the parties hereto shall execute and deliver such additional documents and take such additional actions as the parties may reasonably deem practical and necessary in order to consummate this offering as contemplated by this Agreement.

[The balance of this page is intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

SPAC:

GESHER I ACQUISITION CORP.

By:	/s/ Ezra Gardner
Name:	Ezra Gardner
Title:	Authorized Signatory

[Signatures continued on following page]

[Signature page to Backstop Subscription Agreement]

[Signatures continued from following page]

SUBSCRIBER:

[COMPOSITE ANALYSIS GROUP, INC.]

By:	/s/ Joseph Lipsey, III
Name:	Joseph Lipsey, III
Title:	Chairman

Address for Notice:
[Redacted]

Email:	[Redacted]

Aggregate Purchase Price: $10,000,000.00
Number of Subscribed Shares: 1,000,000
Number of Subscribed Warrants: 100,000

Subscriber status (mark one):
☐ U.S. investor ☐ Non-U.S. investor

EIN Number:

[Signature page to Backstop Subscription Agreement]

Exhibit A

Accredited Investor Questionnaire

Capitalized terms used and not defined in this Exhibit A shall have the meanings given in the Agreement to which this Exhibit A is attached.

The undersigned represents and warrants that the undersigned is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D (an “Accredited Investor”) under the U.S. Securities Act of 1933, as amended (the “Securities Act”), for one or more of the reasons specified below (please check all boxes that apply):

(i) A natural person whose net worth, either individually or jointly with such person’s spouse or spousal equivalent, at the time of Subscriber’s purchase, exceeds $1,000,000;

The term “net worth” means the excess of total assets over total liabilities (including personal and real property, but excluding the estimated fair market value of Subscriber’s primary home). For the purposes of calculating joint net worth with the person’s spouse or spousal equivalent, joint net worth can be the aggregate net worth of Subscriber and spouse or spousal equivalent; assets need not be held jointly to be included in the calculation. There is no requirement that securities be purchased jointly. A spousal equivalent means a cohabitant occupying a relationship generally equivalent to a spouse.

(ii) A natural person who had an individual income in excess of $200,000, or joint income with Subscriber’s spouse or spousal equivalent in excess of $300,000, in each of the two most recent years and reasonably expects to reach the same income level in the current year;

In determining individual “income,” Subscriber should add to Subscriber’s individual taxable adjusted gross income (exclusive of any spousal or spousal equivalent income) any amounts attributable to tax exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to an IRA or Keogh retirement plan, alimony payments, and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

(iii) A director or executive officer of SPAC;

(iv) A natural person holding in good standing with one or more professional certifications or designations or other credentials from an accredited educational institution that the U.S. Securities and Exchange Commission (the “SEC”) has designated as qualifying an individual for accredited investor status;

The SEC has designated the General Securities Representative license (Series 7), the Private Securities Offering Representative license (Series 82) and the Licensed Investment Adviser Representative (Series 65) as the initial certifications that qualify for accredited investor status.

(v) A natural person who is a “knowledgeable employee” as defined in Rule 3c-5(a)(4) under the Investment Company Act of 1940 (the “Investment Company Act”), of SPAC of the securities being offered or sold where SPAC would be an investment company, as defined in Section 3 of the Investment Company Act, but for the exclusion provided by either Section 3(c)(1) or Section 3(c)(7) of the Investment Company Act;

(vi) A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity;

(vii) A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”);

(viii) An investment adviser registered pursuant to Section 203 of the Investment Advisers Act of 1940 (the “Investment Advisers Act”) or registered pursuant to the laws of a state, or an investment adviser relying on the exemption from registering with the SEC under the Section 203(l) or (m) of the Investment Advisers Act;

(ix) An insurance company as defined in Section 2(13) of the Exchange Act;

(x) An investment company registered under the Investment Company Act or a business development company as defined in Section 2(a)(48) of that Act;

(xi) A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

(xii) A Rural Business Investment Company as defined in Section 384A of the Consolidated Farm and Rural Development Act;

(xiii) A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state, or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

(xiv) An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

(xv) A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

(xvi) An organization described in Section 501(c)(3) of the Internal Revenue Code, or a corporation, business trust, partnership, or limited liability company, or any other entity not formed for the specific purpose of acquiring the Securities, with total assets in excess of $5,000,000;

(xvii) A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of investing in SPAC;

(xviii) A “family office” as defined in Rule 202(a)(11)(G)-1 under the Investment Advisers Act with assets under management in excess of $5,000,000 that is not formed for the specific purpose of acquiring the securities offered and whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment;

(xix) A “family client” as defined in Rule 202(a)(11)(G)-1 under the Investment Advisers Act, of a family office meeting the requirements set forth in (xviii) and whose prospective investment in SPAC is directed by a person from a family office that is capable of evaluating the merits and risks of the prospective investment;

JL	(xx) A “qualified institutional buyer” as defined in Rule 144A under the Securities Act;

(xxi) An entity, of a type not listed above, not formed for the specific purpose of acquiring the securities offered, owning investments in excess of $5,000,000; and/or

(xxii) An entity in which all of the equity owners qualify as an accredited investor under any of the above subparagraphs.

(xxiii) Subscriber does not qualify under any of the investor categories set forth in (i) through (xxi) above.

Type of Subscriber. Indicate the form of entity of Subscriber:

☐ Individual	☐ Limited Partnership
☐ Corporation	☐ General Partnership
☐ Revocable Trust	☐ Limited Liability Company
☐ Other Type of Trust (indicate type):
☐ Other (indicate form of organization):

If Subscriber is not an individual, indicate the approximate date Subscriber entity was formed: 1989 YEAR COMPOSIT WAS FORMED.

If Subscriber is not an individual, initial the line below which correctly describes the application of the following statement to Subscriber’s situation: Subscriber (x) was not organized or reorganized for the specific purpose of acquiring the Securities and (y) has made investments prior to the date hereof, and each beneficial owner thereof has and will share in the investment in proportion to his or her ownership interest in Subscriber.

____JL______ True __________ False

If the “False” line is initialed, each person participating in the entity will be required to fill out an Agreement.

Disqualifying Events. Subscriber has not been subject to any “Disqualifying Event” (as defined in Appendix A attached hereto) under Regulation D Rule 506(d) of the Securities Act and is not subject to any proceeding or even that could result in any such Disqualifying Event.

_____JL______ True ___________ False

Appendix A

Disqualifying Events

In order to determine if Subscriber has been subject to any event specified in Rule 506(d)(1) of the Securities Act or any proceeding or event that could result in any such disqualifying event that would either require disclosure under the provisions of Rule 506(e) of the Securities Act or result in a disqualification under Rule 506(d)(1) of SPAC’s use of the Rule 506 exemption, Subscriber will be deemed to be subject to a “disqualifying event” if Subscriber meets certain beneficial ownership requirements of SPAC’s securities and:

(i) has been convicted, within ten years as of the date hereof (or five years, in the case of issuers, their predecessors and affiliated issuers), of any felony or misdemeanor (i) in connection with the purchase or sale of any security, (ii) involving the making of any false filing with the U.S. Securities and Exchange Commission (the “Commission”) or (iii) arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities;

(ii) is subject to any order, judgment or decree of any court of competent jurisdiction, entered within five years as of the date hereof that restrains or enjoins such person from engaging or continuing to engage in any conduct or practice (i) in connection with the purchase or sale of any security, (ii) involving the making of any false filing with the Commission, or (iii) arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities;

(iii) is subject to a final order of a state securities commission (or an agency or officer of a state performing like functions); a state authority that supervises or examines banks, savings associations, or credit unions; a state insurance commission (or an agency or officer of a state performing like functions); an appropriate federal banking agency; the U.S. Commodity Futures Trading Commission; or the National Credit Union Administration that either: (A) as of the date hereof, bars Subscriber from (1) association with an entity regulated by such commission, authority, agency, or officer, (2) engaging in the business of securities, insurance or banking, or (3) engaging in savings association or credit union activities; or (B) constitutes a final order based on a violation of any law or regulation that prohibits fraudulent, manipulative, or deceptive conduct entered within ten years of the date hereof;

(iv) is subject to an order of the Commission entered pursuant to section 15(b) or 15B(c) of the Securities Exchange Act of 1934, as amended or Section 203(e) or (f) of the Investment Advisers Act of 1940, as amended, that as of the date hereof (A) suspends or revokes such person’s registration as a broker, dealer, municipal securities dealer or investment adviser, (B) places limitations on the activities, functions or operations of such person; or (C) bars such person from being associated with any entity or from participating in the offering of any penny stock;

(v) is subject to any order of the Commission entered within five years of the date hereof that presently orders Subscriber to cease and desist from committing or causing a violation or future violation of (A) any scienter-based anti-fraud provision of the federal securities laws, including without limitation section 17(a)(1) of the Securities Act of 1933, section 10(b) of the Securities Exchange Act of 1934, section 15(c)(1) of the Securities Exchange Act of 1934 and section 206(1) of the Investment Advisers Act of 1940, or (B) any other rule or regulation thereunder or Section 5 of the Securities Act of 1933;

(vi) is, as of the date hereof, suspended or expelled from membership in, or suspended or barred from association with a member of, a registered national securities exchange or a registered national or affiliated securities association (including FINRA) for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade;

(vii) has filed (as a registrant or issuer), or was or was named as an underwriter in, any registration statement or Regulation A offering statement filed with the Commission that, within five years of the date hereof, was the subject of a refusal order, stop order, or order suspending the Regulation A exemption, or is presently the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued; or

(viii) is subject to a United States Postal Service false representation order entered within five years of the date hereof or is presently subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the United States Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations.